UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2016

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27978	94-3128324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive

San Jose, California 95002

(Address of principal executive offices, including zip code)

(408) 586-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 23, 2016, Polycom, Inc. (“Polycom”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing that it had received a revised, non-binding proposal from a private equity sponsor that was previously described as “Sponsor 1” in the Registration Statement on Form S-4 filed by Mitel Networks Corporation (“Mitel”) with the SEC on May 13, 2016. Polycom is having discussions with Sponsor 1, but Polycom’s board of directors has not approved, endorsed, recommended or deemed advisable the proposal set forth in Sponsor 1’s offer and is not expressing any intent to do so.

On May 24, 2016, Polycom received a letter from Mitel in which Mitel requested that Polycom’s board of directors publicly reaffirm its recommendation that Polycom’s stockholders vote in favor of the proposed merger with Mitel. As noted in the foregoing Form 8-K, Polycom’s board of directors has not changed its recommendation in support of Polycom’s merger with Mitel, and accordingly, Polycom’s board unanimously reaffirms its recommendation that Polycom’s stockholders vote in favor of the proposed merger with Mitel.

Important Information for Investors

In connection with the proposed transaction between Mitel and Polycom, Mitel has filed with the SEC a preliminary registration statement on Form S-4 that includes a Proxy Statement of Polycom that also constitutes a Prospectus of Mitel (the “Proxy Statement/Prospectus”). Polycom plans to mail to its stockholders the definitive Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF POLYCOM ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MITEL, POLYCOM, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Mitel and Polycom through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Polycom will be available free of charge on Polycom’s website at http://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

Participants in the Merger Solicitation

Polycom and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Polycom in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above. Additional information regarding Polycom’s directors and executive officers is also included in Polycom’s Annual Report on Form 10-K/A, which was filed with the SEC on April 28, 2016. These documents are available free of charge as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Chief Legal Officer and Executive Vice President, Corporate Development

Date: May 27, 2016